UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6653

The Jensen Portfolio, Inc.
(Exact name of registrant as specified in charter)

5500 Meadows Road, Suite 200
Lake Oswego, OR 97035-8234
(Address of principal executive offices) (Zip code)

Robert McIver
5500 Meadows Road, Suite 200
Lake Oswego, OR 97035-8234
(Name and address of agent for service)

(800) 221-4384
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: May 31, 2017

Item 1. Reports to Stockholders.

Letter from The Investment Adviser

Dear Fellow Shareholders,
The Jensen Quality Growth Fund -- Class I Shares -- returned 17.42% for the year ended May 31, 2017, compared to a return of 17.47% for the Standard & Poor’s 500 Index over this period. Please see pages 3 through 6 of this report for complete standardized performance information for the Fund.

Market Perspective
The US equity markets continued to march higher over the last year. The length of the current economic expansion in the US ranks 3rd historically going back to 1900. The equity bull market has now entered its ninth year but based on the returns noted above over the last 12 months, hasn’t showed any signs of slowing. In fact, it can be said that the markets have been remarkably quiet in recent quarters despite a number of seemingly impactful events. Volatility remains quite low across equity markets and equity valuations have generally continued to rise. Markets have for the most part shaken off what might otherwise have been seen as bad news. The Brexit vote, the unexpected outcome of the US presidential election, uncertainty with Affordable Care Act reform, continuing interest rate hikes by the Federal Reserve, terrorism attacks – none of these have done much to dampen market spirits.

Against this backdrop we are pleased that the companies in the Fund continued to execute well in the face of these challenges and create value for shareholders as a result of strong market positions, durable competitive advantages and robust free cash flow – hallmarks of quality that we have long believed are an important part of mitigating business and pricing risk that investors face. While the Fund has slightly underperformed the S&P 500 benchmark, we believe the underperformance can be attributed to the post-election “Trump-Trade”, which favored lower quality sectors such as energy and financials.

The Effect at Jensen
During the fiscal year, specific stock selection added value in the Consumer Staples and Health Care sectors, while detracting from returns primarily in the Information Technology sector. From a sector perspective, our lack of presence in the Energy sector added value. Typically, very few energy companies qualify for our strict requirement for high and prolonged profitability, as measured by Return on Equity.

Our top contributors to performance for the fiscal year were Microsoft, Apple and UnitedHealth Group, all of which continued to release reasonably strong earnings reports and reassuring guidance indicating they are successfully navigating economic challenges.

Significant detractors from the Fund’s performance for the fiscal year included T. Rowe Price Group, Nike and TJX Companies, as concerns about slowing growth negatively impacted these companies. We sold T. Rowe Price Group and further commentary on the sale is provided below.

Nike has experienced stronger competition in recent quarters which is putting pressure on their business. Recently the company announced plans to reduce its workforce and restructure its business to speed up the time it takes to bring products to market and improve the customer experience. We believe these changes will positively impact the business although the impact most likely will happen over time, requiring investors to remain patient as the changes take place. Nonetheless, overall we remain positive on the long-term opportunities that our investment in Nike represents.

TJX Companies (TJX) has shown a bit of a slowdown in its business performance due to the impact of tough comparisons for revenues as well as increasing costs as the company implements higher wages for its employees and invests in supply chain initiatives. Consumer traffic in its stores remains positive despite increasing pressure on the traditional retail industry. We remain confident in TJX’s ability to navigate increasing competitive threats and ongoing margin pressures, although we are monitoring the company and developments within its suppliers for signs of any systemic issues that would indicate additional downside risk for the company.

We are constantly evaluating the businesses in the Fund as well as other investment candidates to determine whether better opportunities exist in our investable universe. Such determinations ultimately reflect a combination of fundamental considerations as well as valuation opportunities and overall risk profiles for our companies individually and on a relative basis.

Fund Additions and Eliminations
During the fiscal year, Jensen purchased positions in Automatic Data Processing, Alphabet and Broadridge and sold its position in T. Rowe Price Group. This was in addition to normal add/trim trades during the period executed to take advantage of valuation opportunities. A brief synopsis of the changes follows:

Automatic Data Processing (ADP) is the leading North American payroll processor, serving mid-market businesses to large enterprises. Additionally, ADP offers human resources, outsourcing services, and tax/ benefits administration. The company’s leading market position is crucial in a business characterized by extremely high customer switching costs, as evidenced by ADP’s 90%+ customer retention rate. The company is the midst of migrating customers to a cloud-based delivery model. We believe this approach is a good long-term fit for the business and is consistent with our expectation of steady growth.

Alphabet (GOOGL) is a global technology leader with a host of ubiquitous internet service-related products. The company benefits from a powerful network effect due to the dominance of its Google Internet search tool and investments in symbiotic platforms–YouTube video-sharing, the Chrome web browser, and the Android operating system–all of which serve to reinforce the network. Alphabet has demonstrated that it can comfortably generate more cash than it needs and is now maturing to the point that it has begun to return cash to shareholders via share buybacks. While the company has historically generated high double-digit top-line and bottom line results, we expect such results will likely slow but stabilize into what we believe is an attractive quality growth profile. We believe the company is well-positioned to profit from continuing growth in digital advertising, and from ventures into enterprise cloud services.

Annual Report	Jensen Quality Growth Fund	1

Broadridge is North America’s market leader in both investor communications and trade processing. The company is best known for proxy services, in which it processes nearly 80% of proxy voters in the domestic market. In this business, Broadridge works with broker-dealers, corporate issuers, and investors to facilitate proxy voting and tabulation. In its trade processing business, Broadridge processes $5 trillion in daily trading volume primarily for mid-sized capital market firms. We expect Broadridge to grow and create business value due to increasing capital markets activity and regulatory complexity. Additionally, the company has an ongoing acquisition program aimed at identifying new technologies that can benefit from Broadridge’s established customer network and strong brand equity. Finally, Broadridge collects a vast amount of data as part of its ongoing business efforts, and we believe the company’s effort to analyze and package this data represents an underappreciated long-term opportunity.

T. Rowe Price Group (TROW) is based in Baltimore, MD and provides investment management services primarily through sponsored U.S. mutual funds. TROW was originally purchased for the Jensen Quality Growth strategy in July 2005, and since then the stock has significantly outperformed the S&P 500 Index.

Initially we purchased TROW due to the company’s strong track record in investment management, clear strategy, low debt, and high returns on capital. We reduced our position in TROW significantly in early 2014, as we became more concerned about the company’s future prospects and strategy. Today, we believe the company has underinvested in its business for too long, given the rapidly changing dynamic in the investment management industry. While recent management changes at TROW may be a catalyst for the future we have less confidence in the clarity of the company’s short to medium term prospects.

The Jensen Outlook
As we move into the second half of calendar 2017, there continue to be a number of uncertainties around the globe that we believe would typically cause more volatility in equity markets. Indeed, some of the issues and the potential impacts seem incongruous with the current low volatility environment and a broader rise in equity markets. Certain measures would indicate that US equity valuations are high relative to historical data. Political uncertainty, whether here in the US, or in Europe and Asia, seems heightened. US interest rates are rising and are expected to continue to rise.

As we consider the items noted above, we believe that our long-term focus on risk is as important as ever. Stubbornly low volatility in combination with ongoing investor reliance on equities for returns and income has produced a market period of inflated optimism and stretched valuations.

Our overall outlook remains cautiously optimistic. While uncertainties seem as pronounced as ever and low volatility has produced strong returns and pockets of high valuations in our mind, there are some positive offsets. Headline unemployment remains low and combined with lower energy prices provides an opportunity for continued consumer support for the broader economy, likely leading to continuation of modest GDP growth. However, short term market dynamics can shift at any point and even relatively minor shocks can lead to increases in volatility that can impact returns.

At Jensen we have always been focused on the long term, investing in individual companies we deem to be of high quality as evidenced by strong and durable business characteristics. The vast majority of our decision making is driven by bottom up fundamental business analysis. Considerations of macroeconomic events generally are not part of the process but we do monitor them to the extent they impact the business landscape of the companies in the Fund.

We believe the companies in the Fund have the potential to perform relatively well from a fundamental standpoint given their competitive strengths and strong cash flow generation. Further, as a result of higher valuations and continued emphasis on equities by most investors, short-term market volatility stemming from any of the factors discussed earlier could provide us attractive opportunities. We see this as a key activity for a high conviction, active investment management firm – utilizing market volatility as an opportunity to take advantage of pricing disconnects in the stocks of these businesses. We believe that companies with strong fundamentals, durable competitive advantages, and a history of growing free cash flow will have a greater ability to chart their own paths, and that these companies should outperform lower-quality businesses over time.

Whatever happens during the remainder of 2017, we believe that paying attention to company fundamentals helps Fund shareholders manage risk, may provide a measure of capital protection in volatile markets and delivers an opportunity for long-term capital appreciation.

We invite you to seek additional information about The Jensen Quality Growth Fund at www.jenseninvestment.com where additional content, including updated holdings and performance information, is available. We take our investment responsibilities seriously and appreciate the trust you have placed in us. As always, we welcome your feedback.

Sincerely,

The Jensen Investment Committee

This discussion and analysis of the Fund is as of May 2017 and is subject to change, and any forecasts made cannot be guaranteed.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security.

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. One cannot invest directly in an index.

For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report. Current and future portfolio holdings are subject to risk.

The Fund is nondiversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.

Return on Equity: Is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

For use only when preceded or accompanied by a current prospectus for the Fund.

The Jensen Quality Growth Fund is distributed by Quasar Distributors, LLC.

2	Jensen Quality Growth Fund	Annual Report

Jensen Quality Growth Fund - Class J (Unaudited)

Total Returns vs. The S&P 500

Average Annual Returns – For periods ended May 31, 2017	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class J	17.12%	11.63%	15.51%	8.09%
S&P 500 Stock Index	17.47%	10.14%	15.42%	6.94%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on May 31,2007 for Class J. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

Annual Report	Jensen Quality Growth Fund	3

Jensen Quality Growth Fund - Class R (Unaudited)

Total Returns vs. The S&P 500

Average Annual Returns – For periods ended May 31, 2017	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class R	16.69%	11.24%	15.12%	7.78%
S&P 500 Stock Index	17.47%	10.14%	15.42%	6.94%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on May 31, 2007 for Class R. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

4	Jensen Quality Growth Fund	Annual Report

Jensen Quality Growth Fund - Class I (Unaudited)

Total Returns vs. The S&P 500

Average Annual Returns – For periods ended May 31, 2017	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class I	17,42%	11.90%	15.80%	8.38%
S&P 500 Stock Index	17.47%	10.14%	15.42%	6.94%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $250,000 made on May 31, 2007 for Class I. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

Annual Report	Jensen Quality Growth Fund	5

Jensen Quality Growth Fund - Class Y (Unaudited)

Total Returns vs. The S&P 500

Total Returns – For periods ended May 31, 2017	1 Month	3 Month	6 Month	Since Inception
				(September 30, 2016)
Jensen Quality Growth Fund - Class Y	2.60%	5.87%	12.65%	12.85%
S&P 500 Stock Index	1.41%	2.57%	10.81%	12.82%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $1,000,000 made on September 30, 2016 (commencement of operations for Class Y). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

6	Jensen Quality Growth Fund	Annual Report

Investments by Sector as of May 31, 2017
(as a Percentage of Total Investments) (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Annual Report	Jensen Quality Growth Fund	7

Statement of Assets & Liabilities
May 31, 2017

Assets:
Investment, at value (cost $3,547,542,999)	$6,113,609,335
Income receivable	11,627,670
Receivable for capital stock issued	11,501,957
Other assets	133,881
Total assets	6,136,872,843

Liabilities:
Payable to Investment Adviser	2,654,842
Payable for capital stock redeemed	6,137,452
Accrued distribution fees	841,478
Accrued director fees	45,374
Accrued expenses and other liabilities	1,339,380
Total liabilities	11,018,526
Total Net Assets	$6,125,854,317

Net Assets Consist of:
Capital stock	3,468,980,621
Accumulated undistributed net investment income	11,960,387
Accumulated net realized gain	78,846,973
Unrealized appreciation on investments	2,566,066,336
Total Net Assets	$6,125,854,317

Net Assets Consist of:
Class J Shares
Net Assets	$2,604,964,427
Shares outstanding	59,968,748
Net Asset Value - Offering Price and Redemption Price Per Share (2,000,000,000 shares authorized)	$43.44

Class R Shares
Net Assets	$27,299,869
Shares outstanding	631,550
Net Asset Value - Offering Price and Redemption Price Per Share (1,000,000,000 shares authorized)	$43.23

Class I Shares
Net Assets	$3,052,697,750
Shares outstanding	70,234,212
Net Asset Value - Offering Price and Redemption Price Per Share (1,000,000,000 shares authorized)	$43.46

Class Y Shares
Net Assets	$440,892,271
Shares outstanding	10,143,962
Net Asset Value - Offering Price and Redemption Price Per Share (1,000,000,000 shares authorized)	$43.46

The accompanying notes are an integral part of these financial statements.

8	Jensen Quality Growth Fund	Annual Report

Schedule of Investments
May 31, 2017 (showing percentage of total net assets)

Common Stocks - 95.34%

shares	Aerospace & Defense - 5.17%	value
2,609,000	United Technologies Corporation	$316,419,520

shares	Air Freight & Logistics - 2.29%	value
1,326,000	United Parcel Service, Inc. - Class B	$140,516,220

shares	Beverages - 7.49%	value
2,344,000	The Coca-Cola Company	$106,581,680
3,015,000	PepsiCo, Inc.	$352,363,050
		$458,944,730

shares	Chemicals - 8.98%	value
2,080,000	Ecolab, Inc.	$276,307,200
2,069,000	Praxair, Inc.	$273,708,010
		$550,015,210

shares	Electrical Equipment - 2.11%	value
2,187,000	Emerson Electric Company	$129,295,440

	Electronic Equipment, Instruments &
shares	Components - 2.30%	value
1,892,000	Amphenol Corporation - Class A	$141,143,200

	Health Care Equipment & Supplies -
shares	9.76%	value
1,979,000	Becton Dickinson & Company	$374,486,170
1,562,000	Stryker Corporation	$223,303,520
		$597,789,690

	Health Care Providers &
shares	Services - 4.47%	value
1,564,000	UnitedHealth Group, Inc.	$273,981,520

shares	Household Products - 3.50%	value
2,434,000	The Procter & Gamble Company	$214,411,060

shares	Industrial Conglomerates - 5.26%	value
1,577,000	3M Company	$322,449,190

shares	Internet Software & Services - 3.08%	value
191,000	Alphabet, Inc. - Class A (a)	$188,534,190

shares	IT Services - 12.51%	value
1,860,000	Accenture PLC - Class A (b)	$231,514,200
1,792,000	Automatic Data Processing, Inc.	$183,447,040
872,000	Broadridge Financial Solutions, Inc.	$66,176,080
1,901,000	Cognizant Technology Solutions
	Corporation - Class A	$127,195,910
1,287,000	Mastercard, Inc. - Class A	$158,146,560
		$766,479,790

shares	Life Sciences Tools & Services - 2.80%	value
953,300	Waters Corporation (a)	$171,231,746

shares	Media - 3.33%	value
2,435,000	Omnicom Group, Inc.	$203,858,200

shares	Pharmaceuticals - 4.59%	value
2,192,000	Johnson & Johnson	$281,124,000

shares	Software - 8.91%	value
4,453,000	Microsoft Corporation	$310,997,520
5,170,000	Oracle Corporation	$234,666,300
		$545,663,820

shares	Specialty Retail - 3.33%	value
2,712,000	The TJX Companies, Inc.	$203,969,520

	Technology Hardware, Storage &
shares	Peripherals - 3.24%	value
1,299,000	Apple, Inc.	$198,435,240

	Textiles, Apparel & Luxury
shares	Goods - 2.22%	value
2,564,000	NIKE, Inc. - Class B	$135,866,360

Total Common Stocks		value
(Cost $3,274,062,310)		$5,840,128,646

The accompanying footnotes are an integral part of the financial statements.

Annual Report	Jensen Quality Growth Fund	9

Schedule of Investments continued
May 31, 2017 (showing percentage of total net assets)

Short-Term Investment - 4.46%

shares	Money Market Fund - 4.46%	value
273,480,689	Morgan Stanley Institutional Liquidity Funds -
	Treasury Portfolio - Class I, 0.68%(c)	$273,480,689

Total Short-Term Investment		value
(Cost $273,480,689)		$273,480,689

Total Investments		value
(Cost $3,547,542,999) - 99 80%		$6,113,609,335
Other Assets in Excess of Liabilities - 0 20%		$12,244,982
TOTAL NET ASSETS - 100.00%		$6,125,854,317

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration (including ADRs) was as follows: Ireland 3.78% as a percentage of net assets.
(c)	Variable rate security. Rate listed is the 7-day effective yield as of May 31, 2017.

The accompanying footnotes are an integral part of the financial statements.

10	Jensen Quality Growth Fund	Annual Report

Statement of Operations
Year Ended May 31, 2017

Investment Income:
Dividend income	$109,354,989
Interest income	721,006
Total investment income	110,075,995

Expenses:
Investment advisory fees	27,295,773
12b-1 - Class J	6,193,946
Administration fees	1,773,821
Sub-transfer agent expenses - Class J	1,376,254
Shareholder servicing fees - Class I	1,202,698
Custody fees	376,888
Fund Accounting fees	311,798
Federal and state registration fees	233,965
Professional fees	213,936
Reports to shareholders - Class I	204,339
Directors’ fees and expenses	193,555
Reports to shareholders - Class J	154,971
12b-1 fees - Class R	141,522
Transfer Agent fees -Class J	117,633
Transfer Agent fees - Class I	112,344
Other	111,208
Transfer Agent expenses	100,940
Shareholder servicing fees - Class R	49,053
Reports to shareholders - Class R	2,721
Reports to shareholders - Class Y	2,218
Transfer Agent fees - Class R	1,093
Transfer Agent fees - Class Y	90
Total expenses	40,170,766

Net Investment Income	69,905,229

Realized and Unrealized Gain on Investments:
Net realized gain on investment transactions	143,464,792
Change in unrealized appreciation on investments	682,483,465
Net realized and unrealized gain on investments	825,948,257
Net Increase in Net Assets Resulting
from Operations	$895,853,486

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Growth Fund	11

Statements of Changes in Net Assets

	Year Ended	Year Ended
Operations:	May 31, 2017	May 31, 2016
Net investment income	69,905,229	65,346,157
Net realized gain on investment
transactions	143,464,792	364,978,157
Change in unrealized appreciation
(depreciation) on investments	682,483,465	(163,627,366)
Net increase in net assets resulting
from operations	895,853,486	266,696,948

	Year Ended	Year Ended
Capital Share Transactions:	May 31, 2017	May 31, 2016
Shares Sold - Class J	644,690,416	513,079,335
Shares Sold - Class R	7,375,334	7,136,614
Shares Sold - Class I	1,028,203,361	582,932,852
Shares Sold - Class Y (a)	425,367,893	—
Shares issued in reinvestment of
dividends - Class J	106,633,839	211,899,831
Shares issued in reinvestment of
dividends - Class R	1,147,418	3,401,496
Shares issued in reinvestment of
dividends - Class I	130,286,612	301,371,296
Shares issued in reinvestment of
dividends - Class Y (a)	3,414,381	—
Shares redeemed - Class J	(747,070,527)	(580,472,734)
Shares redeemed - Class R	(13,593,863)	(18,472,421)
Shares redeemed - Class I	(1,242,047,786)	(978,260,849)
Shares redeemed - Class Y (a)	(9,872,884)	—
Net increase	334,534,194	42,615,420

Dividends and Distributions	Year Ended	Year Ended
to Shareholders:	May 31, 2017	May 31, 2016
Net investment income - Class J	(26,287,796)	(26,188,908)
Net investment income - Class R	(196,550)	(307,212)
Net investment income - Class I	(39,122,661)	(43,203,955)
Net investment income - Class Y (a)	(1,077,099)	—
Net realized gains - Class J	(82,456,674)	(190,266,956)
Net realized gains - Class R	(956,401)	(3,096,920)
Net realized gains - Class I	(98,816,152)	(274,608,085)
Net realized gains - Class Y (a)	(2,396,539)	—
Total dividends and distributions	(251,309,872)	(537,672,036)

	Year Ended	Year Ended
Increase (Decrease) in Net Assets	May 31, 2017	May 31, 2016
	979,077,808	(228,359,668)

	Year Ended	Year Ended
Net Assets:	May 31, 2017	May 31, 2016
Beginning of Year	5,146,776,509	5,375,136,177
End of Year (including undistributed net
investment income of $11,960,387,
and $8,739,264, respectively)	$6,125,854,317	$5,146,776,509

(a)	Class Y commenced operations on September 30, 2016.

The accompanying notes are an integral part of these financial statements.

12	Jensen Quality Growth Fund	Annual Report

Financial Highlights
Class J

	year ended	year ended	year ended	year ended	year ended
Per Share Data:	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013
Net asset value, beginning of year	$38.78	$40.88	$38.33	$33.98	$27.33
Income from investment operations:
Net investment income	0.45	0.46	0.44	0.37	0.34
Net realized and unrealized gains on investments	6.00	1.72	4.14	5.52	6.65
Total from investment operations	6.45	2.18	4.58	5.89	6.99
Less distributions:
Dividends from net investment income	(0.43)	(0.49)	(0.40)	(0.35)	(0.34)
Distributions from capital gains	(1.36)	(3.79)	(1.63)	(1.19)	—
Total distributions	$(1.79)	$(4.28)	$(2.03)	$(1.54)	$(0.34)
Net asset value, end of year	$43.44	$38.78	$40.88	$38.33	$33.98
Total return	17.12%	5.99%	12.07%	17.57%	25.74%
Supplemental data and ratios:
Net assets, end of year (000's)	$2,604,964	$2,317,939	$2,273,979	$2,447,876	$2,531,859
Ratio of expenses to average net assets	0.87%	0.87%	0.87%	0.87%	0.90%
Ratio of net investment income to average net assets	1.12%	1.18%	1.08%	1.00%	1.08%
Portfolio turnover rate	6.80%	14.12%	14.42%	14.10%	22.09%

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Growth Fund	13

Financial Highlights
Class R

	year ended	year ended	year ended	year ended	year ended
Per Share Data:	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013
Net asset value, beginning of year	$38.59	$40.69	$38.16	$33.83	$27.22
Income from investment operations:
Net investment income	0.29	0.32	0.28	0.23	0.25
Net realized and unrealized gains on investments	5.98	1.72	4.14	5.50	6.64
Total from investment operations	6.27	2.04	4.42	5.73	6.89
Less distributions:
Dividends from net investment income	(0.27)	(0.35)	(0.26)	(0.21)	(0.28)
Distributions from capital gains	(1.36)	(3.79)	(1.63)	(1.19)	—
Total distributions	$(1.63)	$(4.14)	$(1.89)	$(1.40)	$(0.28)
Net asset value, end of year	$43.23	$38.59	$40.69	$38.16	$33.83
Total return	16.69%	5.63%	11.67%	17.13%	25.43%
Supplemental data and ratios:
Net assets, end of year (000's)	$27,300	$29,181	$38,976	$50,478	$47,074
Ratio of expenses to average net assets	1.24%	1.22%	1.22%	1.25%	1.16%
Ratio of net investment income to average net assets	0.75%	0.83%	0.71%	0.63%	0.82%
Portfolio turnover rate	6.80%	14.12%	14.42%	14.10%	22.09%

The accompanying notes are an integral part of these financial statements.

14	Jensen Quality Growth Fund	Annual Report

Financial Highlights
Class I

	year ended	year ended	year ended	year ended	year ended
Per Share Data:	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013
Net asset value, beginning of year	$38.80	$40.90	$38.35	$34.00	$27.35
Income from investment operations:
Net investment income	0.56	0.56	0.53	0.46	0.42
Net realized and unrealized gains on investments	6.00	1.72	4.14	5.53	6.66
Total from investment operations	6.56	2.28	4.67	5.99	7.08
Less distributions:
Dividends from net investment income	(0.54)	(0.59)	(0.49)	(0.45)	(0.43)
Distributions from capital gains	(1.36)	(3.79)	(1.63)	(1.19)	—
Total distributions	$(1.90)	$(4.38)	$(2.12)	$(1.64)	$(0.43)
Net asset value, end of year	$43.46	$38.80	$40.90	$38.35	$34.00
Total return	17.42%	6.25%	12.32%	17.87%	26.10%
Supplemental data and ratios:
Net assets, end of year (000's)	$3,052,698	$2,799,657	$3,062,182	$2,821,194	$2,141,031
Ratio of expenses to average net assets	0.60%	0.63%	0.62%	0.63%	0.62%
Ratio of net investment income to average net assets	1.38%	1.42%	1.33%	1.25%	1.36%
Portfolio turnover rate	6.80%	14.12%	14.42%	14.10%	22.09%

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Growth Fund	15

Financial Highlights
Class Y

September 30, 2016(1)
Per Share Data:	through May 31, 2017
Net asset value, beginning of period	$40.12
Income from investment operations:
Net investment income	0.34
Net realized and unrealized gains on investments	4.65
Total from investment operations	4.99
Less distributions:
Dividends from net investment income	(0.29)
Distributions from capital gains	(1.36)
Total distributions	$(1.65)
Net asset value, end of period	$43.46
Total return(2)	12.85%
Supplemental data and ratios:
Net assets, end of period (000's)	$440,892
Ratio of expenses to average net assets(3)	0.56%
Ratio of net investment income to average net assets(3)	1.55%
Portfolio turnover rate	6.80%

(1)	Commencement of Operations
(2)	Not annualized for the period ended May 31, 2017
(3)	Annualized for the period ended May 31, 2017

The accompanying notes are an integral part of these financial statements.

16	Jensen Quality Growth Fund	Annual Report

Notes to the Financial Statements
May 31, 2017

1. Organization and Significant Accounting Policies
The Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund (the “Fund”), was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund commenced operations on August 3, 1992. The Fund is authorized to issue 5,000,000,000 shares of common stock, all of which have been authorized for the existing share classes. The Fund currently offers four different classes of shares. Effective July 30, 2003 the Fund issued two new classes of shares, Class R and Class I, and renamed the existing class as Class J. Effective September 30, 2016, the Fund issued a new class of shares, Class Y. Class J shares are subject to a 0.25% 12b-1 fee and a sub-transfer agency fee, Class R shares are subject to a 0.50% 12b-1 fee and up to a 0.25% shareholder servicing fee, and Class I shares are subject to a shareholder servicing fee up to 0.10%, as described in each Class’ prospectus. Each class of shares has identical rights and privileges except with respect to the 12b-1 fees, sub-transfer agency fees and shareholder servicing fees, and voting rights on matters affecting a single class of shares. The principal investment objective of the Fund is long-term capital appreciation.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services Investment Companies”.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in United States of America (“GAAP”).

a) Investment Valuation – Securities that are listed on United States stock exchanges are valued at the last sale price at the close of the exchange. Equity securities listed on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price or, if there has been no sale on that day, at their current bid price. Investments in open-end and closed-end registered investment companies, including money market funds, that do not trade on an exchange are valued at the end of day net asset value per share. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the current bid price in the absence of a closing price. Securities for which market quotations are not readily available are valued at fair value as determined by Jensen Investment Management, Inc. (the “Investment Adviser”) at or under the direction of the Fund’s Board of Directors.

There is no definitive set of circumstances under which the Fund may elect to use fair value procedures to value a security. Although the Fund only invests in publicly traded securities, the large majority of which are large capitalization, highly liquid securities, they nonetheless may become securities for which market quotations are not readily available, such as in instances where the market quotation for a security has become stale, sales of a security have been infrequent, trading in the security has been suspended, or where there is a thin market in the security. Securities for which market quotations are not readily available will be valued at their fair value as determined under the Fund’s fair valuation procedures established by the Board of Directors. The Fund is prohibited from investing in restricted securities (securities issued in private placement transactions that may not be offered or sold to the public without registration under the securities laws); therefore, fair value pricing considerations for restricted securities are generally not applicable to the Fund.

Fair Value Measurement – The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The three levels of the fair value hierarchy are as follows:

Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active and prices for similar securities, interest rates, credit risk, etc.

Level 3	Inputs that are unobservable (including the Fund’s own assumptions in determining the fair value of investments).

Inputs refer broadly to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

Annual Report	Jensen Quality Growth Fund	17

The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, include common stocks and certain money market securities, and are classified within Level 1. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all.

The following is a summary of the inputs used, as of May 31 2017, to value the Fund’s investments carried at fair value. The inputs and methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Investments at Value	Total	Level 1	Level 2	Level 3
Total Common
Stocks*	$5,840,128,646	$5,840,128,646	$—	$—
Total Money
Market Fund	273,480,689	273,480,689	—	—
Total Investments	$6,113,609,335	$6,113,609,335	$—	$—

*	For further information regarding security characteristics and industry classifications, please see the Schedule of Investments.

The Fund did not hold any investments during the year ended May 31, 2017 with significant unobservable inputs which would be classified as Level 3. There were no transfers of securities between levels during the reporting period. It is the Fund’s policy to record transfers between levels as of the end of the reporting period. The Fund did not hold any derivative instruments during the reporting period.

b) Federal Income Taxes – No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provision of the Internal Revenue Code applicable to regulated investment companies.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken as of and for the year ended May 31, 2017. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c) Distributions to Shareholders – Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. The fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

d) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Guarantees and Indemnifications – Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

f) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Transfer agent fees and reports to shareholders are allocated based on the number of shareholder accounts in each class. Sub-transfer agency fees are expensed to the Class J shares based on the actual number of shareholder accounts held and serviced by certain financial intermediaries as described in the Class J shares’ prospectus. 12b-1 fees are expensed at 0.25% of average daily net assets of Class J shares and 0.50% of average daily net assets of Class R shares. Shareholder servicing fees are expensed at up to 0.10% and up to 0.25% of the average daily net assets of Class I shares and Class R shares, respectively.

18	Jensen Quality Growth Fund	Annual Report

g) Other – Investment and shareholder transactions are recorded on trade date. Gains or losses from investment transactions are determined on the basis of identified carrying value using the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

2. Capital Share Transactions
Transactions in shares of the Fund were as follows:

	year ended	year ended
Class J	May 31, 2017	May 31, 2016
Shares sold	16,052,231	13,476,594
Shares issued in
reinvestment of dividends	2,690,481	5,757,985
Shares redeemed	(18,544,674)	(15,088,691)
Net increase	198,038	4,145,888
Shares outstanding:
Beginning of year	59,770,710	55,624,822
End of year	59,968,748	59,770,710

	year ended	year ended
Class R	May 31, 2017	May 31, 2016
Shares sold	184,486	186,254
Shares issued in
reinvestment of dividends	29,094	92,919
Shares redeemed	(338,204)	(480,833)
Net decrease	(124,624)	(201,660)
Shares outstanding:
Beginning of year	756,174	957,834
End of year	631,550	756,174

	year ended	year ended
Class I	May 31, 2017	May 31, 2016
Shares sold	25,464,604	15,173,598
Shares issued in
reinvestment of dividends	3,285,839	8,184,095
Shares redeemed	(30,666,180)	(26,070,128)
Net decrease	(1,915,737)	(2,712,435)
Shares outstanding:
Beginning of year	72,149,949	74,862,384
End of year	70,234,212	72,149,949

Sept. 30, 2016(1)
Class Y	through May 31, 2017
Shares sold	10,302,036
Shares issued in
reinvestment of dividends	85,362
Shares redeemed	(243,436)
Net increase	10,143,962
Shares outstanding:
Beginning of period	—
End of period	10,143,962

(1)	Share class commenced operations on September 30, 2016.

3. Investment Transactions
The aggregate purchases and aggregate sales of securities, excluding short-term investments, by the Fund for the year ended May 31, 2017, were $532,636,819 and $362,342,973, respectively.

4. Income Taxes
The cost of investments differ for financial statement and tax purposes primarily due to the deferral of losses on wash sales.

The distributions of $66,684,106 and $72,548,068 paid during the years ended May 31, 2017 and 2016, respectively, were classified as ordinary income for tax purposes. The distributions of $184,625,766 and $465,123,968 paid during the years ended May 31, 2017 and 2016, respectively, were classified as long-term capital gain for income tax purposes.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2017, accumulated net realized gain decreased by $35,085,433 and capital stock increased by $35,085,433. The permanent difference relates to the usage of tax equalization.

Annual Report	Jensen Quality Growth Fund	19

At May 31, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$3,547,597,901
Gross unrealized appreciation	2,568,797,867
Gross unrealized depreciation	(2,786,433)
Net unrealized appreciation	2,566,011,434
Undistributed ordinary income	11,960,387
Undistributed long-term capital gain	78,901,875
Total distributable earnings	90,862,262
Other accumulated gains	—
Total accumulated gains	$2,656,873,696

At May 31, 2017, the Fund had total tax basis capital losses of $0.

On June 22, 2017, The Fund declared and paid a distribution from ordinary income of $6,950,871, $46,679, $10,272,311, and $1,558,569 for Class J, Class R, Class I, and Class Y, respectively to shareholders of record as of June 21, 2017.

5. Line of Credit
The Fund has the lesser of (i) $400 million, (ii) 20% of the gross market value of the Fund, or (iii) 33.33% of the net market value of the unencumbered assets of the Fund revolving credit facility, subject to certain restrictions, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The unsecured line of credit has a one-year term and is reviewed annually by the Board of Directors. The current agreement runs through December 17, 2017. The interest rate on the outstanding principal amount is equal to the prime rate less 1%. As of May 31, 2017, the rate on the Fund’s line of credit was 3.00%. The Fund did not borrow on the line of credit during the year ended May 31, 2017.

6. Investment Advisory Agreement
The Fund has an Investment Advisory and Service Contract with Jensen Investment Management, Inc. Pursuant to the advisory agreement and breakpoint fee schedule, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund’s average daily net assets of $4 billion or less, 0.475% as applied to the Fund’s average daily net assets of more than $4 billion and up to $8 billion, 0.45% as applied to the Fund’s average daily net assets of more than $8 billion and up to $12 billion, and 0.425% as applied to the Fund’s average daily net assets of more than $12 billion.

Certain officers and a director of the Fund are also officers and directors of the Investment Adviser.

7. Distribution and Shareholder Servicing
The Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Fund make payments to the Fund’s distributor at an annual rate of 0.25% of average daily net assets attributable to Class J shares and 0.50% of the average daily net assets attributable to Class R shares. The Fund’s distributor may then make payments to financial intermediaries or others at an annual rate of up to 0.25% of the average daily net assets attributable to Class J shares and up to 0.50% of the average daily net assets attributable to Class R shares. Payments under the 12b-1 Plan shall be used to compensate the Fund’s distributor or others for services provided and expenses incurred in connection with the sale and/or servicing of shares.

In addition, the Fund has adopted a Shareholder Servicing Plan for Class I shares under which the Fund can pay for shareholder support services from the Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of the Fund’s average daily net assets attributable to Class I shares. The amount actually incurred for the year ended May 31, 2017 was 0.04% on an annualized basis.

The Fund has also adopted a Shareholder Servicing Plan for the Class R shares. Under the Shareholder Servicing Plan, the Fund can pay for shareholder support services, which include the recordkeeping and administrative services provided by retirement plan administrators to retirement plans (and their participants) that are shareholders of the class. Payments will be made pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.25% of the Fund’s average daily net assets attributable to Class R shares. The amount actually incurred for the year ended May 31, 2017 was 0.17% on an annualized basis.

8. Beneficial Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At May 31, 2017, Charles Schwab & Co., Inc. and National Financial Services LLC, for the benefit of their customers, held 45.97% and 27.03%, respectively, of the outstanding shares of the Class J share class. At May 31, 2017, Edward D. Jones and Co., for the benefit of its customers, held 32.42% of the outstanding shares of the Class I share class. At May 31, 2017, Great-West Life & Annuity and Great-West Trust Company LLC for the benefit of its customers, held 32.82% and 25.28%, respectively, of the outstanding shares of the Class R share class. At May 31, 2017, Yale New Haven Investment Trust held 31.82% of the outstanding shares of the Class Y share class.

20	Jensen Quality Growth Fund	Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund (the “Fund”) as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
July 28, 2017

Annual Report	Jensen Quality Growth Fund	21

Expense Example - May 31, 2017 (Unaudited)

As a shareholder of Jensen Quality Growth Fund, you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period December 1, 2016 - May 31, 2017).

Actual Expenses
The first line of the table below for each share class of the Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

22	Jensen Quality Growth Fund	Annual Report

Expense Example Tables

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* December 1, 2016 –
Jensen Quality Growth Fund – Class J	December 1, 2016	May 31, 2017	May 31, 2017
Actual	$1,000.00	$1,124.80	$4.61
Hypothetical (5% annual return before expenses)	1,000.00	1,020.59	4.38
*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* December 1, 2016 –
Jensen Quality Growth Fund – Class R	December 1, 2016	May 31, 2017	May 31, 2017
Actual	$1,000.00	$1,123.00	$6.51
Hypothetical (5% annual return before expenses)	1,000.00	1,018.80	6.19
*	Expenses are equal to the Fund’s annualized six-month expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* December 1, 2016 –
Jensen Quality Growth Fund – Class I	December 1, 2016	May 31, 2017	May 31, 2017
Actual	$1,000.00	$1,126.30	$3.23
Hypothetical (5% annual return before expenses)	1,000.00	1,021.89	3.07
*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.61%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* December 1, 2016 –
Jensen Quality Growth Fund – Class Y	December 1, 2016	May 31, 2017	May 31, 2017
Actual	$1,000.00	$1,126.50	$2.97
Hypothetical (5% annual return before expenses)	1,000.00	1,022.14	2.82
*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.56%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Annual Report	Jensen Quality Growth Fund	23

Additional Information (Unaudited)

1. Shareholder Notification of Federal Tax Status
The Fund designates 100% of dividends declared during the fiscal year ended May 31, 2017 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designates 100% of dividends declared from net investment income during the fiscal year ended May 31, 2017 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the fiscal year ended May 31, 2017.

Additional Information Applicable to Foreign Shareholders Only:

The Fund designates 0.62% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Fund designates 0.00% of ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k) (2)(c).

2. Availability of Proxy Voting Information
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge, upon request by calling toll-free, 1-800-221-4384, or by accessing the SEC’s website at www.sec.gov.

3. Portfolio Holdings
The Jensen Quality Growth Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24	Jensen Quality Growth Fund	Annual Report

4. Additional Disclosure Regarding Fund Directors and Officers

Independent Directors

# of Portfolios
in Fund
	Position(s)	Term of Office and		Complex	Other Directorships
	Held with	Length of Time	Principal Occupation During	Overseen	Held by Director During the
Name, Address and Age	the Fund	Served**	Past Five Years	by Director	Past Five Years
Roger A. Cooke, J.D.	Independent	Indefinite Term; since	Retired. Senior Vice President,	1	None
Jensen Quality Growth Fund	Director	June 1999.	General Counsel and Secretary
5500 Meadows Road			of Precision Castparts Corp.,
Suite 200			a diversified manufacturer of
Lake Oswego, OR 97035			complex metal products, (2000 –
Year of Birth: 1948			2013); Executive Vice President
– Regulatory and Legal Affairs of
Fred Meyer, Inc., a retail grocery
and general merchandise company,
(1992 – 2000).

Robert E. Harold	Chairman	Indefinite Term;	Retired. Senior Director of Financial	1	Director of St. Mary’s Academy,
Jensen Quality Growth Fund	and	Chairman since July	Planning of Nike, Inc., a footwear		a non-profit high school (2000 –
5500 Meadows Road	Independent	2015 and Independent	and apparel company (2001 –		2013, and 2015-present); Director
Suite 200	Director	Director since	2002); Global Brand Controller		of Laika, Inc., an animation studio
Lake Oswego, OR 97035		September 2000.	for Nike, Inc. (1996, 1997, 2000		(2002 – present).
Year of Birth: 1947			– 2001); Interim Chief Financial
Officer for Nike, Inc. (1998 – 1999);
Interim Chief Executive Officer for
Laika, Inc., an animation studio
(March 2005 – October 2005).

Thomas L. Thomsen, Jr.	Independent	Indefinite Term; since	Private rancher and real estate	1	None
Jensen Quality Growth Fund	Director	December 2003.	investor (2002 – present);
5500 Meadows Road			Chief Executive Officer (2000 –
Suite 200			2002) and President (1998 – 2000)
Lake Oswego, OR 97035			of Columbia Management
Year of Birth: 1944			Company (now called Columbia
Management Investment Advisors,
Inc.), investment adviser to the
Columbia Funds family of mutual
funds and to institutional and
individual investors.

Kenneth Thrasher	Independent	Indefinite Term;	Chairman (2002 – present) and	1	Northwest Natural Gas Company (a
Jensen Quality Growth Fund	Director	since July 2007.	CEO (2002 – 2009) of Complí,		natural gas distribution and service
5500 Meadows Road			a web-based compliance and		provider).
Suite 200			risk management software
Lake Oswego, OR 97035			solution company.
Year of Birth: 1949

Janet G. Hamilton, PhD, CFA	Independent	Indefinite Term; since	Associate Professor, Finance,	1	None
Jensen Quality Growth Fund	Director	October 2016.	Portland State University’s School
5500 Meadows Road			of Business (1986 - present);
Suite 200			Finance Faculty, Oregon Executive
Lake Oswego, OR 97035			MBA, University of Oregon
Year of Birth: 1955			(1989-2012).

Annual Report	Jensen Quality Growth Fund	25

Interested Director

# of Portfolios
in Fund
	Position(s)	Term of Office and		Complex	Other Directorships
	Held with	Length of Time	Principal Occupation During	Overseen	Held by Director During the
Name, Address and Age	the Fund	Served**	Past Five Years	by Director	Past Five Years
Robert D. McIver*	Director and	Indefinite Term;	Director (since July 2015) of the	1	Jensen Investment Management,
Jensen Quality Growth Fund	President	since July 2015;	Fund; President and Director		Inc. (since February 2007)
5500 Meadows Road		1 Year Term as	(February 2007 – present)
Suite 200		President of the Fund;	and Director of Operations
Lake Oswego, OR 97035		Served as President	(2004 – February 2007) of Jensen
Year of Birth: 1965		since February 2007.	Investment Management, Inc.;
General Manager of Fairmont Villa
Management and Vice President
of Fairmont Riverside Golf Estates
Ltd (2001 – 2004); Chief Investment
Officer, Schroder & Co. Trust Bank
(1999 – 2001); Portfolio Manager,
Schroder Investment Management
(1989 – 1999).

26	Jensen Quality Growth Fund	Annual Report

Officers of the Fund

# of Portfolios
in Fund
	Position(s)	Term of Office and		Complex	Other Directorships
	Held with	Length of Time	Principal Occupation During	Overseen	Held by Director During the
Name, Address and Age	the Fund	Served**	Past Five Years	by Director	Past Five Years
Robert D. McIver*
SEE ABOVE

Robert F. Zagunis*	Vice President and	1 Year Term; Served	Chairman (January 2013 – present),	N/A	Trustee, United States Fencing
Jensen Quality Growth Fund	Secretary	since July 1993.	Vice President and Director		Foundation (2014 – present);
5500 Meadows Road			(1993 – present) and Secretary		Trustee, Portland Japanese Garden
Suite 200			(1999 – 2015) of Jensen Investment		(2015 – present).
Lake Oswego, OR 97035			Management, Inc.
Year of Birth: 1953

Brian S. Ferrie*	Treasurer and Chief	1 Year Term; Served	Vice President, Treasurer and	N/A	N/A
Jensen Quality Growth Fund	Compliance Officer	since March 2004.	Director (February 2007 – present),
5500 Meadows Road			Chief Compliance Officer
Suite 200			(February 2007 – March 2011,
Lake Oswego, OR 97035			and July 2012 – September 2012),
Year of Birth: 1958			and Director of Finance and
Chief Compliance Officer (2003
– February 2007) of Jensen
Investment Management, Inc.;
Vice President and CFO of Berger
Financial Group LLC (2001 –
2003); Vice President and Chief
Compliance Officer of Berger
Financial Group LLC (1994 – 2001).

Eric H. Schoenstein*	Vice President	1 Year Term; Served	Director and Vice President of	N/A	Trustee of the Oregon State
Jensen Quality Growth Fund		since January 2011.	Business Analysis for Jensen		University Foundation
5500 Meadows Road			Investment Management, Inc.		(2008 – present)
Suite 200			(2002 – present); various audit
Lake Oswego, OR 97035			positions, most recently Senior
Year of Birth: 1965			Audit Manager, with Arthur
Andersen LLP (1988 – 2001).

Richard Clark*	Vice President	1 Year Term; Served	Director – Sales and Marketing for	N/A	N/A
Jensen Quality Growth Fund		since April 2017.	Jensen Investment Management,
5500 Meadows Road			Inc. (2001 – present)
Suite 200
Lake Oswego, OR 97035
*	This individual is an “interested person” of the Fund within the meaning of the 1940 Act because he also serves as an officer of the Adviser and owns securities of the Adviser.
**	Each Director serves for an indefinite term in accordance with the Bylaws of the Fund until the date a Director dies, resigns, retires or is removed in accordance with the Bylaws of the Fund.

The Statement of Additional Information includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-221-4384.

Annual Report	Jensen Quality Growth Fund	27

JN-ANNUALQG

Jensen Quality Growth Fund

Class J Shares	Class I Shares	Class R Shares	Class Y Shares

Investment Adviser
Jensen Investment Management, Inc.
5500 Meadows Road, Suite 200
Lake Oswego, OR 97035
800.992.4144

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 300
Milwaukee, WI 53212

Legal Counsel
Stoel Rives LLP
760 SW Ninth Ave.
Suite 3000
Portland, OR 97205

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

jenseninvestment.com

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Robert E. Harold is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 05/31/2017	FYE 05/31/2016
Audit Fees	20,500	20,500
Audit-Related Fees	0	0
Tax Fees	3,000	3,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2017	FYE 5/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2017	FYE 5/31/2016
Registrant	3,000	3,000
Registrant’s Investment Adviser	22,500	26,135

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	August 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	August 4, 2017

By (Signature and Title)*	/s/ Brian Ferrie
Brian Ferrie, Treasurer

Date	August 4, 2017

* Print the name and title of each signing officer under his or her signature.